Exhibit 10.1

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

September 24, 2014

among

ATLAS RESOURCE PARTNERS, L.P.,

as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

JPMORGAN CHASE BANK, N.A., and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

DEUTSCHE BANK SECURITIES INC., and

CITIBANK GLOBAL MARKETS, INC.,

as Joint Lead Arrangers and Joint Bookrunners

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of September 24, 2014 (the “Fourth Amendment Effective Date”), is among ATLAS RESOURCE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to enter into this Fourth Amendment to amend the Credit Agreement in certain respects as set forth herein to be effective as of the Fourth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Atlas Growth” means, collectively, Atlas Growth Partners, L.P., a Delaware limited partnership, and/or its subsidiaries.

“Cima Acquisition” means the acquisition by ARP Eagle Ford, LLC and Atlas Growth of certain Oil and Gas Properties from Cima Resources, LLC and Cinco Resources, Inc. pursuant to the Cima Acquisition Agreement.

“Cima Acquisition Agreement” means that certain Purchase and Sale Agreement dated as of the Fourth Amendment Effective Date among the Borrower, ARP Eagle Ford, LLC, Atlas Growth Eagle Ford, LLC, Cima Resources, LLC and Cinco Resources, Inc.

“Cima Assets” means the Oil and Gas Properties to be acquired pursuant to the Cima Acquisition.

“Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 24, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means September 24, 2014.

2.2 Amended Definitions. The definitions of “Loan Documents” and “Total Funded Debt” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

“Total Funded Debt” means, at any date, all Debt of the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with Section 1.05 other than (a) contingent obligations in respect of Debt described in clause (b) of the definition of “Debt”, (b) Debt described in clauses (c), (j), (k), and (m) of the definition of “Debt” and (c) all Debt of others of the types described in clauses (c), (j), (k) and (m) of the definition of “Debt” that is guaranteed by the Borrower or any Restricted Subsidiary or for which the Borrower or any Restricted Subsidiary otherwise assures a creditor against the loss of such Debt (however such assurance is made), including, without limitation, all obligations of the Borrower or any Restricted Subsidiary in respect of the Investment permitted under Section 9.05(t). For the avoidance of doubt, “Total Funded Debt” shall not include “asset retirement obligations” as such term is used in ASC Topic 410 to the extent such term relates to the plugging and abandonment of wells.

2.3 Amendment to Investment Covenant. Section 9.05 of the Credit Agreement is hereby amended by adding a new clause (t) thereto which shall read in full as follows:

(t) Investments made in Atlas Growth in the form of a Loan Party guaranteeing or otherwise agreeing to become liable for deferred purchase price and contingent indemnity obligations of Atlas Growth in respect of the Cima Acquisition; provided that (i) the aggregate amount of such deferred purchase price obligations shall not exceed $115,000,000, (ii) the terms, conditions and documentation governing such arrangement shall (A) provide that if any Loan Party makes any payment in respect of such deferred purchase price obligations, then such Loan Party will receive the Oil and Gas Properties for which such deferred purchase price payment is attributable, and (B) otherwise be in form and substance reasonably satisfactory to the Administrative Agent, (iii) such arrangement shall be on an arm’s length basis and approved by the appropriate conflicts committee of the General Partner’s board of directors, (iv) such Investment shall be made, if at all, prior to the earlier of (A) January 1, 2015 and (B) the first date on which the Cima Acquisition Agreement is terminated or any Loan Party knows with reasonable certainty that the Cima Acquisition will not be consummated, (v) the Borrower shall have received, during the period from and after the Fourth Amendment Effective Date through and including the closing date of the Cima Acquisition, either (A) net cash proceeds from the issuance of its Equity Interests and the issuance of Senior Notes in an aggregate amount not less than $125,000,000 (of which not less than $75,000,000 shall be net cash proceeds from the issuance of its Equity Interests) or (B) net cash proceeds from the issuance of its Equity Interests in an aggregate amount not less than $115,000,000, which net cash proceeds shall, in either case, be used to satisfy a portion of the non-deferred purchase price obligations in connection with the Cima Acquisition, and (vi) no Loan Party shall make any cash payments in respect of any deferred purchase price or contingent indemnity obligations under the Cima Acquisition (regardless of whether such obligations are primary obligations of a Loan Party or of Atlas Growth) unless the Borrower has unused availability under its Borrowing Base in an amount not less than $75,000,000 after giving effect to any such payment.

2.4 Amendment to Swap Agreements Covenant. Section 9.17 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.17 Swap Agreements. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with any Person other than:

(a) Permitted Participating Partnership Swap Agreements, Swap Agreements listed in the certificate delivered pursuant to Section 6.01(m) and other Swap Agreements (other than purchase options) in respect of commodities entered into by the Borrower fixing prices on oil and/or gas expected to be produced by the Borrower, the Restricted Subsidiaries, the Designated Partnerships and the Undesignated Partnerships, provided that such Swap Agreements meet the following criteria:

(i) each such Swap Agreement shall be with an Approved Counterparty.

(ii) no such Swap Agreement shall be entered into by the Borrower for the benefit of another Person other than the Designated Partnerships and the Undesignated Partnerships (but only, in each case, to the extent (A) of a Loan Party’s percentage interest in such Designated Partnership’s or such Undesignated Partnership’s net revenues and (B) that such Designated Partnership or Undesignated Partnership (1) was formed prior to March 22, 2011 and (2) is not otherwise a Participating Partnership) or any Restricted Subsidiary.

(iii) each such Swap Agreement shall have a term not to exceed sixty-six (66) months.

(iv) the notional volumes for each such Swap Agreement (when aggregated with other commodity Swap Agreements then in effect other than (A) basis differential swaps on volumes already hedged pursuant to other Swap Agreements and (B) at all times prior to the consummation of the Cima Acquisition, Swap Agreements entered into pursuant to Section 9.17(b)) shall not exceed, as of the date such Swap Agreement is executed, 85% of the reasonably anticipated future projected production from the Borrower’s and the other Loan Parties’, and their proportionate share (based on such Loan Parties’ percentage interests in such Designated Partnerships’ (other than (x) Designated Partnerships formed on or after March 22, 2011 and (y) any Designated Partnerships formed before March 22, 2011 that are Participating Partnerships) net revenues) of the Designated Partnerships’ (other than (x) Designated Partnerships formed on or after March 22, 2011 and (y) any Designated Partnerships formed before March 22, 2011 that are Participating Partnerships), proved Oil and Gas Properties.

Any projections in this Section 9.17(a) shall be adjusted as follows: (1) Oil and Gas Properties evaluated in the most recently delivered Reserve Report shall reflect the actual historical decline profile of such Oil and Gas Properties and (2) Oil and Gas Properties not evaluated in the most recently delivered Reserve Report shall reflect a reasonable decline profile based upon actual historical decline profiles of similar or analogous Oil and Gas Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately.

(b) Swap Agreements in respect of crude oil entered into by the Borrower and the Restricted Subsidiaries on or after the Fourth Amendment Effective Date but prior to the consummation of the Cima Acquisition fixing prices on crude oil expected to be produced by the Borrower and the Restricted Subsidiaries from proved developed producing Cima Assets, provided that:

(i) each such Swap Agreement shall be with an Approved Counterparty;

(ii) each such Swap Agreement shall have a term not to extend beyond the date that is thirty-six (36) months following the Borrower’s good faith estimate of the closing date for the Cima Acquisition at the time such Swap Agreement is entered into;

(iii) at the time such Swap Agreement is entered into, the undrawn Commitments hereunder available to be borrowed shall be not less than 10% of the Borrowing Base then in effect;

(iv) the notional volumes for each such Swap Agreement (when aggregated with other Swap Agreements entered into pursuant to this Section 9.17(b) then in effect) shall not exceed, as of the date such Swap Agreement is executed, the applicable percentage set forth in the table below for each month during the applicable time periods set forth in the table below, of the reasonably anticipated future projected production of crude oil from proved developed producing Cima Assets (based on reserve engineering data with respect to the Cima Assets delivered by the Borrower to the Administrative Agent prior to the Fourth Amendment Effective Date):

Period (relative to the Borrower’s good faith estimate of the closing date for the Cima Acquisition at the time such Swap Agreement is entered into)	Percentage Limitation
Months 1 – 24	50%

Months 25 – 36	25%

(v) Swap Agreements entered into pursuant to this Section 9.17(b) must be terminated or otherwise unwound or monetized upon the earlier to occur of (A) December 31, 2014 to the extent the Cima Acquisition has not been consummated by such date and (B) any Loan Party knowing with reasonable certainty that the Cima Acquisition will not be consummated for any reason.

(c) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and the Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a fixed rate and (ii) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and the Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate.

(d) In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures (except that (i) Secured Swap Agreements may be secured by the Mortgaged Properties pursuant to the Security Instruments and (ii) Permitted Participating Partnership Swap Agreements may be secured by Properties of such Participating Partnership pursuant to the Designated Partnership Hedge Facility).

(e) The Borrower will not, and will not permit any Restricted Subsidiary to, terminate or otherwise unwind or monetize any Swap Agreement in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto), now existing or hereafter arising, without the prior written consent of the Super Majority Lenders except to the extent such terminations are permitted by Section 9.11.

Section 3. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the following:

3.1 The Administrative Agent shall have received duly executed counterparts of this Fourth Amendment from the Loan Parties and the Majority Lenders.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date.

3.3 The conditions set forth in Section 6.02 of the Credit Agreement shall be satisfied.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment, and this Fourth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this

Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fourth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately before and after giving effect to this Fourth Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

4.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Governing Law. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Resource Partners GP, LLC, its general partner

		By:	/s/ Sean McGrath
		Name:	Sean McGrath
		Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company

By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:	/s/ Matthew W. Coleman
Matthew W. Coleman
Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CITIBANK, N.A., as a Lender and an Issuing Bank

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice - President

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Bank

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Phelan
Name:	Kenneth Phelan
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

NATIXIS, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Louis P. Laville III
Name:	Louis P. Laville III
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SANTANDER BANK, N.A., formerly known as Sovereign Bank, N.A., as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ Devin S. Eaton
Name:	Devin S. Eaton
Title:	Relationship Manager

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann Jr.
Name:	Evans Swann Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Les Werme
Name:	Les Werme
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William Reid
Name:	William Reid
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ING CAPITAL LLC, as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Michael Price
Name:	Michael Price
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE HUNTINGTON BANK, as a Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WHITNEY BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ONEWEST BANK N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.